UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 13, 2003
                                                           -------------



                           WINNEBAGO INDUSTRIES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          IOWA                        001-06403                    42-0802678
          ----                        ---------                    ----------
(State of Incorporation)       (Commission File Number)          (IRS Employer
                                                             Identification No.)

                                  P.O. BOX 152
                             FOREST CITY, IOWA 50436
                             -----------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 641-585-3535
                                                            ------------





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ITEM 5. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information contained in this Item 12 is being furnished pursuant to and in accordance with SEC Release Nos. 33-8216 and 34-47583.

      The information, including exhibits attached hereto, in this Current Report, or third quarter earnings release and the written transcript of the earnings conference call, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Winnebago Industries, Inc., dated June 13, 2003, reporting Winnebago Industries, Inc.'s financial results for the third quarter and nine months ended May 31, 2003. Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the written transcript of Winnebago Industries, Inc.'s earnings conference call held on June 13, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

         99.1     Press release of Winnebago Industries, Inc.
                  dated June 13, 2003.
         99.2 Written transcript of earnings conference call held on June 13, 2003.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 17, 2003


                                           By:  /s/ Bruce D. Hertzke
                                                --------------------
                                           Name:  Bruce D. Hertzke
                                           Title:   Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION

99.1     Press release of Winnebago Industries, Inc. dated June 13, 2003.
99.2     Written transcript of earnings conference call held on June 13, 2003.